UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 8, 2005
                                        ----------------

                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-20033                                   84-1084784
       -------                                   -----------
(Commission File Number)           (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         Franklin Griffith & Associates, Certified Public Accountants ("Franklin"), the auditor of AmeriResource Technologies, Inc. (the "Company"), recently reorganized by way of a merger and now operates as De Joya Griffith & Associates, Certified Public Accountants ("De Joya"). On October 17, 2005, the Board of Directors of the Company unanimously resolved to engage De Joya as the Company's independent auditor for the fiscal year ended December 31, 2005. On November 8, 2005, Franklin resigned as the Company's independent auditor.

         During the past two years, the reports of Franklin on the Company's financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         There were no disagreements between the Company and Franklin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused Franklin to make reference to the subject matter of the disagreement in connection with its reports.

         The Company has requested Franklin to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 8, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

         The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of November 2005.

                                                AmeriResource Technologies, Inc.


                                                By:/s/ Delmar Janovec
                                                ---------------------
                                                AmeriResource Technologies, Inc.
                                                By: Delmar Janovec, President

                                              EXHIBIT INDEX

Exhibit No.           Page        Description of Exhibit

16.1                   4          Letter from Franklin Griffith & Associates,
                                  dated November 8, 2005.

                                                                    EXHIBIT 16.1

November 8, 2005

Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read item 4.01 of Form 8-K, dated November 8, 2005, of AmeriResource Technologies, Inc. and are in agreement with the statements contained herein.

Very truly yours,

/s/Franklin Griffith & Associates
---------------------------------
Franklin Griffith & Associates

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